Execution Copy

NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (II) AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR BLUE SKY LAWS.

Warrant No. _P2___	Original Issue Date: August 25, 2009

NOVELOS THERAPEUTICS, INC.

FORM OF WARRANT TO PURCHASE 1,856,062 SHARES OF
COMMON STOCK, PAR VALUE $0.00001 PER SHARE

FOR VALUE RECEIVED, Purdue Pharma L.P., a Delaware limited partnership (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from NOVELOS THERAPEUTICS, INC. a Delaware corporation (“Corporation”), at any time not later than 5:00 P.M., Eastern time, on December 31, 2015 (the “Expiration Date”), at an exercise price per share equal to $0.66 (the exercise price in effect being herein called the “Warrant Price”), 1,856,062 shares (“Warrant Shares”) of the Corporation’s Common Stock, par value $0.00001 per share (“Common Stock”).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.  This Warrant has been issued pursuant to a certain Securities Purchase Agreement, dated as of August 25, 2009, by and among the Corporation and Warrantholder, (the “Purchase Agreement”).  All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Purchase Agreement.

Section 1.            Registration.  The Corporation shall maintain books for the transfer and registration of the Warrant.  Upon the initial issuance of this Warrant, the Corporation shall issue and register the Warrant in the name of the Warrantholder.

Section 2.            Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act, or an exemption from such registration.  Notwithstanding the foregoing, the Warrantholder may sell, transfer, assign, pledge or otherwise dispose of the Warrant, in whole or in part, to any of its Associated Companies or any third party subject to, (i) compliance with all applicable securities laws and (ii) the delivery to the Corporation of such documentation to establish that such transfer is being made in accordance with the terms hereof, and as may be reasonably requested by the Corporation and necessary for the Corporation to obtain a legal opinion that such disposition may lawfully be made without registration under the Securities Act.  Subject to the foregoing, the Corporation shall transfer this Warrant from time to time upon the books to be maintained by the Corporation for that purpose, upon surrender thereof for transfer properly endorsed or accompanied by appropriate instructions for transfer, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Corporation.

Section 3.            Exercise of Warrant.  Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time prior to its expiration upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds for the aggregate Warrant Price for that number of Warrant Shares then being purchased, to the Corporation during normal business hours on any Business Day at the Corporation’s principal executive offices (or such other office or agency of the Corporation as it may designate by notice to the holder hereof).  The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Corporation), the Warrant Price shall have been paid and the completed Exercise Agreement shall have been delivered.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) Business Days, after this Warrant shall have been so exercised.  When the Corporation is required to deliver certificates upon exercise, if certificates are not delivered to the Warrantholder within such three (3) Business Days, the Corporation shall be liable to the Warrantholder for liquidated damages equal to 1.5% of the aggregate Warrant Price for each 30-day period (or portion thereof) beyond such three (3) Business Day-period that the certificates have not been so delivered.  The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Corporation shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

Section 4.            Compliance with the Securities Act of 1933. The Corporation may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Corporation is of the opinion as to any such security that such legend is unnecessary.

Section 5.            Payment of Taxes.  The Corporation will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Corporation shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Corporation shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Corporation the amount of such tax or has established to the Corporation’s reasonable satisfaction that such tax has been paid.  The holder shall be responsible for income taxes due under federal, state or other law, if any such tax is due.

Section 6.            Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Corporation shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Corporation of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Corporation.

Section 7.            Reservation of Common Stock.  The Corporation hereby represents and warrants that there have been reserved, and the Corporation shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued shares of Common Stock, 100% of the number of shares issuable upon exercise of the rights of purchase represented by this Warrant.  The Corporation agrees that all Warrant Shares issued upon due exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Corporation.

Section 8.            Adjustments.  Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)         If the Corporation shall, at any time or from time to time while this Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Corporation so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been fully exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder.  Such adjustments shall be made successively whenever any event listed above shall occur.

(b)         If any capital reorganization, reclassification of the capital stock of the Corporation, consolidation or merger of the Corporation with another corporation in which the Corporation is not the survivor, or sale, transfer or other disposition of all or substantially all of the Corporation’s assets to another corporation shall be effected, then, the Corporation shall use its best efforts to ensure that lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise thereof.  The Corporation shall not effect any such consolidation, merger, sale, transfer or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant, at the last address of such holder appearing on the books of the Corporation, such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this Section 8(b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)         In case the Corporation shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Company shall provide notice to the Warrantholder at least 10 days in advance of the fixing of such payment date and the Warrantholder may elect to exercise this Warrant in whole or in part prior to such payment date in accordance with Section 3 hereof.

(d)         For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)         In the event that, as a result of an adjustment made pursuant to this Section 8, the holder of this Warrant shall become entitled to receive any shares of capital stock of the Corporation other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9.            Fractional Interest.  The Corporation shall not be required to issue fractions of Warrant Shares upon the exercise of this Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be deliverable upon such exercise, the Corporation, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the Market Price of such fractional share of Common Stock on the date of exercise.

Section 10.           Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Corporation and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Corporation and the Warrantholder.

Section 11.           Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Corporation shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Corporation, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 12.           Identity of Transfer Agent.  The Transfer Agent for the Common Stock is American Stock Transfer & Trust Company.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Corporation’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Corporation will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 13.           Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or facsimile, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier.  All notices shall be addressed as follows: if to the Warrantholder, at its address as set forth in the Corporation’s books and records and, if to the Corporation, at the address as follows, or at such other address as the Warrantholder or the Corporation may designate by ten days’ advance written notice to the other:

If to the Corporation:

Novelos Therapeutics, Inc.
One Gateway Center, Suite 504
Newton, MA 02458
Attention: Chief Executive Officer
Fax: (617) 964-6331

With a copy to:

Foley Hoag LLP
Seaport World Trade Center West
155 Seaport Boulevard
Boston, MA 02210
Attn: Paul Bork
Fax: (617) 832-7000

Section 14.          Registration Rights.  The Warrantholder is entitled to the benefit of certain registration rights with respect to the shares of Common Stock issuable upon the exercise of this Warrant as provided in the Registration Rights Agreement dated August 25, 2009, by and among the Corporation and certain other parties, including the Warrantholder, and any subsequent holder hereof shall be entitled to such rights to the extent provided in the Registration Rights Agreement.

Section 15.          Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 16.          Governing Law.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York, without reference to the choice of law provisions thereof.  The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Warrant and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Warrant.  The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  The Corporation and, by accepting this Warrant, the Warrantholder, each irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  THE CORPORATION AND THE WARRANTHOLDER HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS WARRANT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

Section 17.          No Rights as Shareholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a shareholder of the Corporation by virtue of its ownership of this Warrant.

Section 18.          Restrictions on Exercise of Warrant.

(a) Notwithstanding anything herein to the contrary, in no event shall the Warrantholder be entitled to exercise any portion of the Warrant per Section 3 so held by such Warrantholder in excess of that portion upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by such Warrantholder and its Associated Companies (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unexercised Warrant or portion thereof or the unexercised or unconverted portion of any other security of the Warrantholder subject to a limitation on exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of that portion of the Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by such Warrantholder and its Associated Companies of any amount greater than 4.99% of the then outstanding shares of Common Stock (whether or not, at the time of such conversion, the Warrantholder and its Associated Companies beneficially own more than 4.99% of the then outstanding shares of Common Stock).  The waiver by the Warrantholder of any limitation contained in an option or convertible security now or hereafter held by such holder that is similar or analogous to the limitations set forth in this Section 18(a) shall not be deemed a waiver or otherwise effect the limitation set forth in this Section 18(a), unless such waiver expressly states it is a waiver of the provisions of this Section 18(a).  For purposes of this Section 18(a), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso.  The Warrantholder may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation or immediately preceding a Change of Control of the Corporation.  For purposes of Sections 18(a) and 18(b), the term “Change of Control” shall mean (1) any sale, lease or other transfer of substantially all of the Corporation’s assets, in one or a series of transactions; (2) any merger, consolidation or similar business combination transaction, in which the Corporation is not the survivor or, if the Corporation is the survivor, then only if the holders of a majority of the Common Stock outstanding immediately before such transaction cease to own a majority of the Common Stock immediately after the transaction; (3) if one or a series of events, any change in the majority of the members of the Corporation’s Board of Directors (the “Board”), unless the replacement directors were nominated by the majority of the Board immediately preceding such change; and (4) if any person or entity (other than Purdue) shall acquire or become the “beneficial owner” (as that term is defined in Rule 13d-3 of the Exchange Act) of more than 50% of the Corporation’s outstanding stock.

(b)  Notwithstanding anything herein to the contrary, in no event shall the Warrantholder be entitled to exercise any portion of the Warrant per Section 3 so held by such Warrantholder in excess of that portion upon exercise of which the sum of (1) the number of shares of Common Stock beneficially owned by such Warrantholder and its Associated Companies (other than shares of Common Stock which may be deemed beneficially owned through ownership of the unexercised Warrant or portion thereof or the unexercised or unconverted portion of any other security of the Warrantholder subject to a limitation on exercise analogous to the limitations contained herein) and (2) the number of shares of Common Stock issuable upon the exercise of that portion of the Warrant with respect to which the determination of this proviso is being made, would result in beneficial ownership by such Warrantholder and its Associated Companies of any amount greater than 9.99% of the then outstanding shares of Common Stock (whether or not, at the time of such conversion, the Warrantholder and its Associated Companies beneficially own more than 9.99% of the then outstanding shares of Common Stock).  The waiver by the Warrantholder of any limitation contained in an option or convertible security now or hereafter held by such holder that is similar or analogous to the limitations set forth in this Section 18(b) shall not be deemed a waiver or otherwise effect the limitation set forth in this Section 18(b), unless such waiver expressly states it is a waiver of the provisions of this Section 18(b).  For purposes of this Section 18(b), beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Regulations 13D-G thereunder, except as otherwise provided in clause (1) of such proviso.  The Warrantholder may waive the limitations set forth herein by sixty-one (61) days written notice to the Corporation or immediately preceding a Change of Control of the Corporation.

Section 19.          Amendments.  This Warrant shall not be amended without the prior written consent of the Corporation and the Warrantholder.

Section 20.          Section Headings.  The section headings in this Warrant are for the convenience of the Corporation and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be duly executed, as of the 25th day of August, 2009.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and CEO

APPENDIX A
NOVELOS THERAPEUTICS, INC.
WARRANT EXERCISE FORM

To: NOVELOS THERAPEUTICS, INC.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant, _______________ shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:
_______________________________
Name
________________________________
Address
________________________________
________________________________
Federal Tax ID or Social Security No.

and delivered by

❑              certified mail to the above address, or
❑              electronically (provide DWAC Instructions:___________________), or
❑              other (specify: __________________________________________).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

Dated: ___________________, ____

Note: The signature must correspond with
the name of the registered holder as written	Signature:
on the first page of the Warrant in every
particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.

Address

Federal Identification or
Social Security No.

Assignee: